SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         SECURITY CAPITAL CORPORATION
            (Exact name of registrant as specified in its charter)

                               August 29, 1996
               Date of Report (Date of earliest event reported)

      Delaware                        1-7921                    13-3003070
(State or other jurisdiction       (Commission                (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)

           1111 North Loop West, Suite 400, Houston, Texas   77008
           (Address of principal executive offices)        (Zip Code)

                                (713) 880-7100
             (Registrant's telephone number, including area code)

                        Exhibit Index begins on Page 4

                           Total Number of Pages: 4

ITEM 5. OTHER EVENTS.

As previously reported in a Form 8-K filed on October 16, 1992, the Company's indirect, wholly-owned subsidiary, Foster Insurance Managers, Inc., a Texas corporation ("FIM"), is party to an Agency and Management Services Agreement (the "Agency Agreement") with Foster Insurance Services, Inc., a Texas corporation ("FIS"), pursuant to which FIS serves FIM as its local recording agent in the State of Texas and FIM provides management consulting services to FIS and maintains insurance markets for the placement of the insurance business produced by FIS. FIM is also party to a Buy-Sell Agreement (the "Buy-Sell Agreement") with FIS and Edward G. Britt, Jr. ("Britt"), the sole shareholder of FIS. For a description of the terms of the Agency Agreement and the Buy-Sell Agreement, reference is made to the Company's Current Report on Form 8-K filed on October 16, 1992 and the exhibits attached thereto, which are incorporated by reference herein.

On August 29, 1996, Britt exercised his put option pursuant to Section 2(a) of the Buy-Sell Agreement to require FIM to purchase all of the shares of FIS common stock held by Britt for the put option price of $1,000. By the same notice, Britt also exercised his option pursuant to Section 2(b) of the Buy-Sell Agreement to purchase all of the assets, liabilities and business of FIS at fifty percent (50%) of their Fair Market Value (as defined in the Buy-Sell Agreement). FIM and Britt are in the process of determining such Fair Market Value either by direct negotiation or with the assistance of an independent third party appraiser. Upon the consummation of the purchases and sales described above, the Agency Agreement and the Buy- Sell Agreement will terminate and the Company no longer will have any interest in the insurance brokerage business currently operated through FIS.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits.

  Number      Exhibit
  ------      -------
     1. Agency and Management Services Agreement, effective September 1, 1992, between Foster Insurance Managers, Inc. and Foster Insurance Services, Inc. (Incorporated by reference to Exhibit 1 to the Company's Current Report on Form 8-K dated September 1, 1992).

     2. Buy-Sell Agreement, effective September 1, 1992, between Foster Insurance Managers, Inc. and Foster Insurance Services, Inc. and Edward G. Britt, Jr. (Incorporated by reference to Exhibit 2 to the Company's Current Report on Form 8-K dated September 1, 1992).

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SECURITY CAPITAL CORPORATION

                                                (Registrant)

Dated:  October 17, 1996            By:
                                              A. George Gebauer
                                              President

                         SECURITY CAPITAL CORPORATION

                              INDEX OF EXHIBITS

                                                                    Sequentially
                                                                       Numbered
 Number        Exhibit                                                   Page
 ------        -------                                              ------------
   1.       Agency and Management Services Agreement, effective
            September 1, 1992, between Foster Insurance Managers,
            Inc. and Foster Insurance Services, Inc. (Incorporated by reference to Exhibit 1 to the Company's Current Report on Form 8-K dated September 1, 1992).

   2. Buy-Sell Agreement, effective September 1, 1992, between Foster Insurance Managers, Inc. and Foster
            Insurance Services, Inc. and Edward G. Britt, Jr.
            (Incorporated by reference to Exhibit 2 to the Company's Current Report on Form 8-K dated September 1, 1992).